                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported) December 22, 2000

                          CORAM HEALTHCARE CORPORATION
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               (Exact name of registrant as specified in charter)


           Delaware                     1-11343                  33-0615337
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


1125 Seventeenth Street, Suite 2100, Denver, Colorado                   80202
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      (Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code (303) 292-4973
                                                   --------------


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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On December 21, 2000, the United States Bankruptcy Court for the District of Delaware issued an order denying the joint plan of reorganization of Coram Healthcare Corporation and its wholly owned subsidiary, Coram, Inc. A copy of the related December 22, 2000 press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

              (c)     Exhibits

              Exhibit
              Number      Description of Document
              -------     -----------------------
              99.1        Press release, issued December 22, 2000, announcing
                          the U.S. Bankruptcy Court order denying the joint plan
                          of reorganization of Coram Healthcare Corporation and
                          Coram, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CORAM HEALTHCARE CORPORATION



Date:  January 16, 2000                      By: /s/
                                                ----------------------------
                                                Name: Scott R. Danitz
                                                Title: Chief Financial Officer